MANAGED PORTFOLIO SERIES
(the “Trust”)

Jackson Square SMID-Cap Growth Fund
(the “Fund”)

Supplement dated January 7, 2019 to the
Summary Prospectus for the Fund dated February 28, 2018

Effective January 7, 2019, Jackson Square Partners has appointed Ian Ferry to serve as Portfolio Manager of the Fund.

The Portfolio Managers disclosure found on page 5 of the Summary Prospectus is hereby deleted and replaced with the following:

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and, except where indicated, have managed the Fund since its inception:

Portfolio Managers	Title with Jackson Square
Christopher J. Bonavico, CFA	Portfolio Manager, Research Analyst
Kenneth F. Broad, CFA	Portfolio Manager, Research Analyst
Ian Ferry (1)	Portfolio Manager, Research Analyst
(1) Mr. Ferry has managed the Fund since January 2019.

This supplement should be retained with your Summary Prospectus for future reference.